UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
 (Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	4/30/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Frontier Fund, Inc.

Mid-Year Report April 30, 2005 Seeking Growth in Capital Value Through Investments in Small-Company Stocks J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated
is a firm with a long tradition of
investment expertise, offering a broad
array of investment choices to help
today’s investors seek their long-term
financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	4

Understanding and
Comparing Your
Fund’s Expenses	6

Portfolio of Investments	7

Statement of Assets
and Liabilities	12

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	21

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	26

Board of Directors and
Executive Officers	31

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Frontier Fund, Inc. follows this letter. This report contains the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended April 30, 2005, Seligman Frontier Fund, Inc. posted a total return of (4.68)% based on the net asset value of Class A shares (excluding the effect of any sales charge). This underperformed both the Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index, which returned (0.79)% and (1.98)%, respectively, during the same time period.

We thank you for your continued support of Seligman Frontier Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

June 14, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Performance Overview

This section of the Report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results
Total Returns
For Periods Ended April 30, 2005

		Average Annual

					Class B	Class C	Class I	Class R
					Since	Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception	Inception
	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	(9.23)%	(9.30)%	(6.09)%	2.67%	n/a	n/a	n/a	n/a

Without Sales Charge	(4.68)	(4.76)	(5.18)	3.17	n/a	n/a	n/a	n/a

Class B

With CDSC†	(9.84)	(10.25)	(6.24)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(5.09)	(5.53)	(5.90)	n/a	(0.68)%‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	(7.07)	(7.41)	(6.11)	n/a	n/a	(1.26)%	n/a	n/a

Without Sales Charge
and CDSC	(5.18)	(5.53)	(5.91)	n/a	n/a	(1.10)	n/a	n/a

Class D

With 1% CDSC	(6.13)	(6.48)	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	(5.19)	(5.54)	(5.93)	2.36	n/a	n/a	n/a	n/a

Class I	(4.36)	(4.20)	n/a	n/a	n/a	n/a	1.30%	n/a

Class R

With 1% CDSC	(5.88)	(5.88)	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	(4.93)	(4.93)	n/a	n/a	n/a	n/a	n/a	12.55%

Lipper Small-Cap
Growth Funds Average**	(0.79)	0.25	(4.23)	8.20	5.16 †††	3.95	2.02	16.92

Russell 2000 Growth
Index**	(1.98)	(0.55)	5.83	4.95	2.01	(0.21)	2.76	18.63

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

4/30/05	$11.60	$10.25	$10.25	$10.24	$11.85	$11.57

10/31/04	12.17	10.80	10.81	10.80	12.39	12.17

4/30/04	12.18	10.85	10.85	10.84	12.37	12.17

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index
($3.1 billion as of April 30, 2005). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The
Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the
Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes.
Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets

				April 30,	October 31,
	Issues	Cost	Value	2005	2004

Common Stocks:

Aerospace and Defense	3	$2,777,969	$2,272,624	2.6	0.7

Air Freight and Logistics	1	333,807	654,809	0.8	0.7

Biotechnology	7	4,062,366	3,347,816	3.8	4.6

Capital Markets	2	1,743,911	2,084,865	2.4	2.3

Commercial Banks	2	1,156,101	1,372,775	1.6	4.3

Commercial Services and Supplies	9	5,896,344	8,386,138	9.6	10.0

Communications Equipment	2	1,171,602	1,321,819	1.5	3.0

Computers and Peripherals	4	2,377,787	2,329,173	2.7	3.3

Construction and Engineering	1	564,764	996,962	1.1	1.2

Consumer Finance	—	—	—	—	1.1

Distributors	1	823,105	860,400	1.0	—

Diversified Financial Services	1	1,069,830	1,094,289	1.2	1.3

Diversified Telecommunications Services	1	579,915	451,553	0.5	—

Electrical Equipment	1	498,943	989,846	1.1	1.3

Electronic Equipment and Instruments	1	1,156,320	735,520	0.8	1.7

Energy Equipment and Services	4	2,608,184	3,239,122	3.7	2.1

Food and Staples Retailing	1	1,200,226	1,141,118	1.3	0.6

Food Products	—	—	—	—	0.8

Health Care Equipment and Supplies	8	4,634,795	4,915,956	5.6	4.8

Health Care Providers and Services	8	5,715,207	6,701,223	7.7	8.1

Hotels, Restaurants and Leisure	8	6,997,964	6,717,815	7.7	3.1

Internet and Catalog Retail	1	664,007	388,738	0.4	0.4

Internet Software and Services	1	725,734	789,663	0.9	1.4

IT Services	4	2,640,756	2,614,630	3.0	2.1

Machinery	4	2,531,578	2,836,731	3.2	5.2

Media	4	2,833,915	2,268,661	2.6	2.2

Metals and Mining	4	2,712,135	2,609,699	3.0	3.6

Oil and Gas	5	3,223,435	3,373,032	3.9	2.5

Pharmaceuticals	3	2,267,274	2,039,437	2.3	1.5

Road and Rail	3	2,081,524	2,107,130	2.4	2.8

Semiconductors and
Semiconductor Equipment	7	5,600,704	5,492,006	6.3	4.6

Software	7	6,644,581	7,063,526	8.1	9.0

Specialty Retail	3	1,905,727	1,849,531	2.1	4.7

Textiles, Apparel and Luxury Goods	2	1,416,430	2,141,467	2.4	2.4

Trading Companies and Distributors	1	737,663	774,387	0.9	0.9

	114	81,354,603	85,962,461	98.2	98.3

Short-Term Holding and
Other Assets Less Liabilities	1	1,608,886	1,608,886	1.8	1.7

Net Assets	115	$82,963,489	$87,571,347	100.0	100.0

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Performance Food Group*	Graco**

Ceradyne*	GrafTech International**

La Quinta*	Brocade Communications Systems**

Williams Industries*	Integra LifeSciences Holdings**

Apria Healthcare Group*	Wabash National**

Diagnostic Products*	Select Medical**

Priority Healthcare (Class B)*	Resource Connection

Universal Compression Holdings*	Patina Oil & Gas**

CACI International (Class A)*	First Marblehead**

Metal Management*	Serena Software**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
April 30, 2005

Security	Value	Percent of Net Assets

The Corporate Executive Board	$1,633,058	1.9

FileNet	1,405,533	1.6

Resources Connection	1,285,079	1.5

Wolverine World Wide	1,215,817	1.4

RARE Hospitality International	1,192,825	1.4

Epicor Software	1,175,146	1.3

DSP Group	1,150,613	1.3

Performance Food Group	1,141,118	1.3

Jack Henry & Associates	1,130,122	1.3

LabOne	1,102,377	1.3

Largest Industries
April 30, 2005

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of November 1, 2004 and held for the entire six-month period ended April 30, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	11/1/04	Ratio*	4/30/05	11/1/04 to 4/30/05	4/30/05	11/1/04 to 4/30/05

Class A	$1,000.00	2.05%	$953.20	$ 9.93	$1,014.63	$10.24

Class B	1,000.00	2.81%	949.10	13.58	1,010.86	14.01

Class C	1,000.00	2.81%	948.20	13.57	1,010.86	14.01

Class D	1,000.00	2.81%	948.20	13.57	1,010.86	14.01

Class I	1,000.00	1.36%	956.40	6.60	1,018.05	6.80

Class R	1,000.00	2.31%	950.70	11.17	1,013.34	11.53

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. Effective March 1, 2005, J. & W. Seligman & Co. Incorporated, the Manager, has contractually undertaken to reimburse expenses other than management and 12b-1 fees that exceed 0.78% per annum of average daily net assets. Such undertaking will remain into effect until December 31, 2006. For the six months ended April 30, 2005, it was not necessary for the Manager to reimburse the Fund.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period November 1, 2004 to April 30, 2005, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments (unaudited)
April 30, 2005

	Shares	Value
Common Stocks 98.2%

Aerospace and Defense 2.6%

Ceradyne*	36,734	$731,007

Essex*	45,424	698,167

SI International*	37,470	843,450

		2,272,624

Air Freight and Logistics 0.8%

UTI Worldwide	10,229	654,809

Biotechnology 3.8%

Alexion Pharmaceuticals*	29,300	605,924

Cubist Pharmaceuticals*	71,000	642,905

Eyetech Pharmaceuticals*	24,700	567,977

Maxygen*	44,195	331,683

Nabi Biopharmaceuticals*	32,000	348,960

Vicuron Pharmaceuticals*	26,100	426,213

ZymoGenetics*	27,480	424,154

		3,347,816

Capital Markets 2.4%

Affiliated Managers Group*	15,955	997,666

Apollo Investment	68,593	1,087,199

		2,084,865

Commercial Banks 1.6%

East West Bancorp	20,012	641,385

Sterling Bancshares	54,500	731,390

		1,372,775

Commercial Services and Supplies 9.6%

The Corporate Executive Board	24,879	1,633,058

Corrections Corporation of America*	25,048	948,067

DiamondCluster International*	85,459	1,060,973

Duratek*	36,100	833,729

Education Management*	16,144	451,709

Huron Consulting Group*	26,000	538,850

Mine Safety Appliances	26,430	943,551

Resources Connection*	67,264	1,285,079

Waste Connections*	19,623	691,122

		8,386,138

Communications Equipment 1.5%

Ixia*	35,518	567,755

Tekelec*	55,774	754,064

		1,321,819

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2005

	Shares	Value
Computers and Peripherals 2.7%

Avid Technology*	8,900	$440,861

Stratasys*	20,434	550,492

Synaptics*	45,284	820,773

Unova*	29,113	517,047

		2,329,173

Construction and Engineering 1.1%

Chicago Bridge & Iron (NY shares)	44,547	996,962

Distributors 1.0%

Prestige Brands Holdings*	47,800	860,400

Diversified Financial Services 1.2%

CapitalSource*	52,109	1,094,289

Diversified Telecommunication Services 0.5%

Arbinet-thexchange*	23,240	451,553

Electrical Equipment 1.1%

AMETEK	26,138	989,846

Electronic Equipment and Instruments 0.8%

Photon Dynamics*	38,100	735,520

Energy Equipment and Services 3.7%

Pioneer Drilling*	82,300	1,085,537

Superior Energy Services*	43,226	643,203

Unit*	17,871	685,532

Universal Compression Holdings*	23,500	824,850

		3,239,122

Food and Staples Retailing 1.3%

Performance Food Group*	42,476	1,141,118

Health Care Equipment and Supplies 5.6%

Arrow International	13,567	449,678

Bruker BioSciences*	29,000	93,670

Cytyc*	40,900	871,374

Diagnostic Products	18,566	900,451

I-Flow*	23,700	336,422

Inverness Medical Innovations*	25,500	600,780

Nuvasive*	54,200	792,133

Respironics*	13,792	871,448

		4,915,956

Health Care Providers and Services 7.7%

Apria Healthcare Group*	29,100	875,910

Chemed	8,802	623,534

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2005

	Shares	Value
Health Care Providers and Services (continued)

Community Health Systems*	20,066	$731,406

Covance*	17,900	816,956

Kindred Healthcare*	16,900	556,010

LabOne*	31,492	1,102,377

Pediatrix Medical Group*	15,399	1,048,518

Priority Healthcare (Class B)*	41,541	946,512

		6,701,223

Hotels, Restaurants and Leisure 7.7%

Buffalo Wild Wings*	19,651	596,997

P.F. Chang’s China Bistro*	16,200	899,505

Pinnacle Entertainment*	44,600	676,136

La Quinta*	113,747	989,599

RARE Hospitality International*	42,946	1,192,825

Sonic*	20,700	663,124

Texas Roadhouse (Class A)*	34,127	891,909

Williams Industries	31,800	807,720

		6,717,815

Internet and Catalog Retail 0.4%

Audible*	30,252	388,738

Internet Software and Services 0.9%

iVillage*	121,300	789,663

IT Services 3.0%

BearingPoint*	37,490	232,063

CACI International (Class A)*	14,800	919,376

iPayment Holdings*	21,944	799,420

Sapient*	92,900	663,771

		2,614,630

Machinery 3.2%

Bucyrus International (Class A)	18,400	716,496

CLARCOR	16,250	822,413

Kaydon	25,000	686,000

Kennametal	13,506	611,822

		2,836,731

Media 2.6%

Cumulus Media (Class A)*	37,169	480,595

Harris Interactive*	130,348	537,685

Lions Gate Entertainment*	63,883	617,110

Regal Entertainment Group (Class A)	31,211	633,271

		2,268,661

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2005

	Shares	Value
Metals and Mining 3.0%

Alpha Natural Resources*	36,600	$847,290

AMCOL International	36,660	700,573

Brush Engineered Materials*	28,000	400,680

Metal Management	32,828	661,156

		2,609,699

Oil and Gas 3.9%

Bill Barrett*	23,900	636,696

Denbury Resources*	30,705	974,577

Harvest Natural Resources*	65,200	703,508

Plains Exploration & Production*	14,100	453,738

Quicksilver Resources*	11,777	604,513

		3,373,032

Pharmaceuticals 2.3%

Eon Labs*	21,900	654,043

Medicines*	31,700	676,319

Medicis Pharmaceutical (Class A)	25,234	709,075

		2,039,437

Road and Rail 2.4%

Landstar System*	31,562	966,902

Old Dominion Freight Line*	20,748	580,322

Universal Truckload Services*	35,016	559,906

		2,107,130

Semiconductors and Semiconductor Equipment 6.3%

Actel*	46,868	657,089

ATMI*	34,176	783,143

Cymer*	19,798	491,188

DSP Group*	47,605	1,150,613

Microsemi*	54,422	919,460

Semtech*	37,847	639,047

Varian Semiconductor Equipment Associates*	22,800	851,466

		5,492,006

Software 8.1%

Agile Software*	109,556	718,687

Epicor Software*	106,880	1,175,146

FileNet*	53,059	1,405,533

Jack Henry & Associates	65,743	1,130,122

Hyperion Solutions*	24,874	1,011,501

Informatica*	109,163	842,193

Witness Systems*	44,300	780,344

		7,063,526

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2005

	Shares or
	Principal Amount		Value
Specialty Retail 2.1%

Aeropostale*	22,700	shs.	$634,011

AnnTaylor Stores*	33,440		818,946

Build-A-Bear Workshop*	14,792		396,574

			1,849,531

Textiles, Apparel and Luxury Goods 2.4%

Warnaco Group*	41,250		925,650

Wolverine World Wide	59,922		1,215,817

			2,141,467

Trading Companies and Distributors 0.9%

Hughes Supply	29,670		774,387

Total Common Stocks (Cost $81,354,603)			85,962,461

Repurchase Agreement 1.4%

State Street Bank & Trust 2.62%, dated 4/29/2005,
maturing 5/2/2005 in the amount of $1,271,278,
collateralized by: $1,310,000 US Treasury Notes 3.50%,
2/15/2010, with a fair market value of $1,298,538
(Cost $1,271,000)	$1,271,000		1,271,000

Total Investments (Cost $82,625,603) 99.6%			87,233,461

Other Assets Less Liabilities 0.4%			337,886

Net Assets 100.0%			$87,571,347

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2005

Assets:

Investments, at value

Common Stocks (cost $81,354,603)	$85,962,461

Repurchase agreement (cost $1,271,000)	1,271,000

Total investments (cost $82,625,603)	87,233,461

Cash	2,438

Receivable for securities sold	1,276,137

Expenses prepaid to shareholder service agent	77,917

Receivable for Capital Stock sold	17,412

Receivable for dividends and interest	14,344

Other	10,847

Total Assets	88,632,556

Liabilities:

Payable for Capital Stock repurchased	551,700

Payable for securities purchased	267,508

Management fee payable	72,235

Distribution and service fees payable	39,757

Accrued expenses and other	130,009

Total Liabilities	1,061,209

Net Assets	$87,571,347

Composition of Net Assets:

Capital Stock, at $0.10 par value; (500,000,000 shares authorized;
7,929,088 shares outstanding):

Class A	$429,152

Class B	90,543

Class C	25,502

Class D	214,403

Class I	33,218

Class R	91

Additional paid-in capital	79,705,460

Accumulated net investment loss	(1,089,817)

Undistributed net realized gain	3,554,937

Net unrealized appreciation of investments	4,607,858

Net Assets	$87,571,347

Net Asset Value Per Share:

Class A ($49,768,191 ÷ 4,291,515 shares)	$11.60

Class B ($9,278,165 ÷ 905,435 shares)	$10.25

Class C ($2,614,717 ÷ 255,023 shares)	$10.25

Class D ($21,963,969 ÷ 2,144,029 shares)	$10.24

Class I ($3,935,784 ÷ 332,177 shares)	$11.85

Class R ($10,521 ÷ 909 shares)	$11.57

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2005

Investment Income:

Dividends (net of foreign tax withheld of $502)	$141,961

Interest	10,055

Total Investment Income	152,016

Expenses:

Management fee	497,818

Distribution and service fees	279,104

Shareholder account services	275,644

Auditing and legal fees	48,017

Registration	45,238

Custody and related services	31,932

Shareholder reports and communications	27,100

Directors’ fees and expenses	6,726

Miscellaneous	6,920

Total Expenses	1,218,499

Net Investment Loss	(1,066,483)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	7,310,917

Net change in unrealized appreciation of investments	(9,719,829)

Net Loss on Investments	(2,408,912)

Decrease in Net Assets from Operations	$(3,475,395)

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

Operations:

Net investment loss	$(1,066,483)	$(2,475,988)

Net realized gain on investments	7,310,917	20,385,857

Payment received from the Manager (Note 8)	—	82,467

Net change in unrealized appreciation of investments	(9,719,829)	(11,107,797)

Increase (Decrease) in Net Assets from Operations	(3,475,395)	6,884,539

Capital Share Transactions:

Net proceeds from sales of shares	2,842,746	8,654,024

Exchanged from associated funds	587,399	1,939,460

Total	3,430,145	10,593,484

Cost of shares repurchased	(17,569,633)	(29,709,096)

Exchanged into associated funds	(5,803,919)	(5,255,538)

Total	(23,373,552)	(34,964,634)

Decrease in Net Assets from Capital Share Transactions	(19,943,407)	(24,371,150)

Decrease in Net Assets	(23,418,802)	(17,486,611)

Net Assets:

Beginning of period	110,990,149	128,476,760

End of Period (net of accumulated net investment loss
of $1,089,817 and $23,334, respectively)	$87,571,347	$110,990,149

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme

Notes to Financial Statements (unaudited)

market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

	c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2005, distribution and service fees, shareholder account services and registration were class-specific expenses.

	g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on exdividend dates.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management and 12b-1 fees, that exceed 0.78% per annum of average daily net assets from March 1, 2005 through December 31, 2006. For the period ended April 30, 2005, no reimbursement was required.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,114 from sales of Class A shares. Commissions of $9,118 and $2,552 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements (unaudited)

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2005, fees incurred under the Plan aggregated $71,162, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended April 30, 2005, amounted to $98.

For the six months ended April 30, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $58,813, $14,959, $134,205, and $108, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended April 30, 2005, such charges amounted to $4,917. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2005, Seligman Services, Inc. received commissions of $1,149 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $8,407, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $275,644 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp.

Notes to Financial Statements (unaudited)

to all Guarantors in the most recent calendar quarter. As of April 30, 2005, the Fund’s potential obligation under the Guaranties is $95,800. As of April 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at April 30, 2005, of $20,344 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. The Fund intends to maintain a committed line of credit. There were no borrowings during the six months ended April 30, 2005.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2005, amounted to $45,460,143 and $66,156,369, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2005, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2005, the cost of investments for federal income tax purposes was $82,822,904. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

At April 30, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$11,455,149

Gross unrealized depreciation of portfolio securities	(7,044,592)

Net unrealized appreciation of portfolio securities	4,410,557

Accumulated net investment loss	(1,069,473)

Capital loss carryforward	(3,667,718)

Current period net realized gain	7,419,956

Total accumulated earnings	$7,093,322

Notes to Financial Statements (unaudited)

At October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $3,667,718 which was available for offset against future taxable net capital gains, with $63,876 expiring in 2010 and $3,603,842 expiring in 2011.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	91,108	$1,162,730	381,942	$4,640,327

Exchanged from associated funds	29,418	380,076	80,584	969,987

Converted from Class B*	119,297	1,533,838	175,985	2,087,265

Total	239,823	3,076,644	638,511	7,697,579

Cost of shares repurchased	(724,234)	(9,302,225)	(1,391,176)	(16,762,109)

Exchanged into associated funds	(261,187)	(3,355,258)	(330,999)	(3,911,127)

Total	(985,421)	(12,657,483)	(1,722,175)	(20,673,236)

Decrease	(745,598)	$(9,580,839)	(1,083,664)	$(12,975,657)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	22,722	$256,037	55,772	$596,224

Exchanged from associated funds	4,560	51,686	33,294	364,734

Total	27,282	307,723	89,066	960,958

Cost of shares repurchased	(187,332)	(2,125,120)	(357,093)	(3,859,897)

Exchanged into associated funds	(39,944)	(454,641)	(42,917)	(459,002)

Converted to Class A*	(134,725)	(1,533,838)	(197,874)	(2,087,265)

Total	(362,001)	(4,113,599)	(597,884)	(6,406,164)

Decrease	(334,719)	$(3,805,876)	(508,818)	$(5,445,206)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	30,745	$352,500	44,087	$480,017

Exchanged from associated funds	6,774	76,135	15,730	172,940

Total	37,519	428,635	59,817	652,957

Cost of shares repurchased	(42,394)	(476,280)	(47,114)	(500,145)

Exchanged into associated funds	(2,235)	(25,577)	(18,895)	(207,000)

Total	(44,629)	(501,857)	(66,009)	(707,145)

Decrease	(7,110)	$(73,222)	(6,192)	$(54,188)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	56,575	$643,277	192,144	$2,041,795

Exchanged from associated funds	5,796	66,335	40,074	431,799

Total	62,371	709,612	232,218	2,473,594

Cost of shares repurchased	(420,495)	(4,756,342)	(752,325)	(8,076,752)

Exchanged into associated funds	(171,937)	(1,955,049)	(62,774)	(678,409)

Total	(592,432)	(6,711,391)	(815,099)	(8,755,161)

Decrease	(530,061)	$(6,001,779)	(582,881)	$(6,281,567)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	31,127	$401,907	66,336	$808,974

Cost of shares repurchased	(61,819)	(821,312)	(41,697)	(495,325)

Increase (decrease)	(30,692)	$(419,405)	24,639	$313,649

See footnote on page 20.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	2,014	$ 26,295	6,899	$86,687

Exchanged from associated funds	1,017	13,167	—	—

Total	3,031	39,462	6,899	86,687

Cost of shares repurchased	(6,888)	(88,354)	(1,254)	(14,868)

Exchanged into associated funds	(1,043)	(13,394)

Total	(7,931)	(101,748)	(1,254)	(14,868)

Increase (decrease)	(4,900)	$ (62,286)	5,645	$71,819

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Frontier Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $82,467 paid to Seligman Frontier Fund, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended October 31, 2004.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Six Months	Year Ended October 31,
	Ended
	4/30/05	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value,
Beginning of Period	$12.17	$11.49	$8.83	$10.65	$15.88	$12.93

Income (Loss) from
Investment Operations:

Net investment loss	(0.08)	(0.21)	(0.18)	(0.16)	(0.11)	(0.23)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	(0.49)	0.89	2.84	(1.66)	(3.73)	3.18

Total from Investment Operations	(0.57)	0.68	2.66	(1.82)	(3.84)	2.95

Less Distributions:

Distributions from net
realized capital gain	—	—	—	—	(1.39)	—

Net Asset Value, End of Period	$11.60	$12.17	$11.49	$8.83	$10.65	$15.88

Total Return	(4.68)%	5.92%#	30.12%	(17.09)%	(26.02)%	22.82%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$49,768	$61,326	$70,355	$60,490	$99,320	$172,228

Ratio of expenses to average net assets	2.05%†	2.06%	2.27%	1.93%	1.78%	1.62%

Ratio of net investment loss
to average net assets	(1.33)%†	(1.75)%	(1.91)%	(1.59)%	(0.94)%	(1.37)%

Portfolio turnover rate	43.50%	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 25.

Financial Highlights (unaudited)

Class B

	Six Months	Year Ended October 31,
	Ended
	4/30/05	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value,
Beginning of Period	$10.80	$10.28	$7.96	$9.67	$14.65	$12.03

Income (Loss) from
Investment Operations:

Net investment loss	(0.12)	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	(0.43)	0.79	2.55	(1.48)	(3.40)	2.94

Total from Investment Operations	(0.55)	0.52	2.32	(1.71)	(3.59)	2.62

Less Distributions:

Distributions from net
realized capital gain	—	—	—	—	(1.39)	—

Net Asset Value, End of Period	$10.25	$10.80	$10.28	$7.96	$9.67	$14.65

Total Return	(5.09)%	5.06%#	29.15%	(17.68)%	(26.56)%	21.78%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,278	$13,393	$17,977	$16,199	$24,550	$41,755

Ratio of expenses to average net assets	2.81%†	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss
to average net assets	(2.09)%†	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	43.50%	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 25.

Financial Highlights (unaudited)

Class C

	Six Months	Year Ended October 31,
	Ended
	4/30/05	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value,
Beginning of Period	$10.81	$10.28	$7.95	$9.66	$14.65	$12.03

Income (Loss) from
Investment Operations:

Net investment loss	(0.12)	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	(0.44)	0.80	2.56	(1.48)	(3.41)	2.94

Total from Investment Operations	(0.56)	0.53	2.33	(1.71)	(3.60)	2.62

Less Distributions:

Distributions from net
realized capital gain	—	—	—	—	(1.39)	—

Net Asset Value, End of Period	$10.25	$10.81	$10.28	$7.95	$9.66	$14.65

Total Return	(5.18)%	5.16%#	29.31%	(17.70)%	(26.63)%	21.78%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,615	$2,832	$2,758	$1,484	$1,932	$1,801

Ratio of expenses to average net assets	2.81%†	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss
to average net assets	(2.09)%†	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	43.50%	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 25.

Financial Highlights (unaudited)

Class D

	Six Months	Year Ended October 31,
	Ended
	4/30/05	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value,
Beginning of Period	$10.80	$10.27	$7.95	$9.66	$14.65	$12.03

Income (Loss) from
Investment Operations:

Net investment loss	(0.12)	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	(0.44)	0.80	2.55	(1.48)	(3.41)	2.94

Total from Investment Operations	(0.56)	0.53	2.32	(1.71)	(3.60)	2.62

Less Distributions:

Distributions from net
realized capital gain	—	—	—	—	(1.39)	—

Net Asset Value, End of Period	$10.24	$10.80	$10.27	$7.95	$9.66	$14.65

Total Return	(5.19)%	5.16%#	29.18%	(17.70)%	(26.63)%	21.78%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$21,964	$28,871	$33,455	$31,325	$49,821	$94,974

Ratio of expenses to average net assets	2.81%†	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss
to average net assets	(2.09)%†	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	43.50%	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 25.

Financial Highlights (unaudited)

Class I						Class R

		Year Ended
	Six Months	October 31,		11/30/01*		Six Months	Year	4/30/03*
	Ended			to		Ended	Ended	to
	4/30/05	2004	2003	10/31/02		4/30/05	10/31/04	10/31/03

Per Share Data:

Net Asset Value,
Beginning of Period	$12.39	$11.62	$8.88	$11.34		$12.17	$11.48	$9.13

Income (Loss) from
Investment Operations:

Net investment loss	(0.04)	(0.13)	(0.13)	(0.08)		(0.10)	(0.24)	(0.11)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	(0.50)	0.90	2.87	(2.38)		(0.50)	0.93	2.46

Total from Investment
Operations	(0.54)	0.77	2.74	(2.46)		(0.60)	0.69	2.35

Net Asset Value,
End of Period	$11.85	$12.39	$11.62	$8.88		$11.57	$12.17	$11.48

Total Return	(4.36)%	6.63%#	30.86%	(21.69)%		(4.93)%	6.01%#	25.74%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$3,936	$4,497	$3,931	$2,343		$11	$71	$2

Ratio of expenses to
average net assets	1.36%†	1.34%	1.72%	1.21	%† ø	2.31%	2.32%	2.48	%†

Ratio of net investment
loss to average net assets	(0.64)%†	(1.03)%	(1.38)%	(0.87	)%† ø	(1.59)%	(2.01)%	(2.17	)%†

Portfolio turnover rate	43.50%	83.73%	124.34%	91.00	%øø #	43.50%	83.73%	124.34	%‡

*	Commencement of offering of shares.
†	Annualized.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment loss to average net assets would have been 1.27% and (0.93)%, respectively.
øø	For the year ended October 31, 2002.
‡	For the year ended October 31, 2003.
#	Excluding the effect of the payments received from the Manager (Note 8), total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 18, 2004.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present. In reaching their determination relating to continuance of the Management Agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationships with the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Funds, their overall confidence in the Manager’s integrity and competence gained from that experience and the Manager’s responsiveness to concerns raised by them in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also considered the Manager’s response to recent regulatory compliance issues affecting it and certain of the investment companies in the Seligman Group of Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the directors included operating profit margin information for the Manager’s investment company

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer assumptions and methods of allocation used by the Manager in preparing the various types of profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager, where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Fund. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s policies with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2004 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2004.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research for soft dollars or if the Manager’s affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Small-Cap Growth Funds Average (the “Lipper Average”) over the one-, three-, fiveand 10-year periods ended September 30, 2004 and compared to the Lipper Average, the Russell 2000 Growth Index, and a group of eight competitor funds selected by the Manager, for each calendar year from 1999 to 2003 and for the ten-month, three-year, and five-year periods ended October 31, 2004. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The comparative information showed that the Fund’s results exceeded each

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

benchmark in the 10-month period after lagging each of them in 2003. The directors also noted that the Fund’s Lipper ranking had improved steadily over the periods reviewed and was significantly above the Lipper median for the most recent year. The comparative information also showed that over the longer term, the Fund’s investment results had been above and below the index and the competitor average in different periods. Based on their review, the directors concluded that the Fund’s investment performance was satisfactory.

Management Fee Rates and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund. The management fee rate charged to the Frontier Portfolio of Seligman Portfolios, Inc., a “clone” of the Fund, is less than the fee rate paid by the Fund. The Manager explained that the lower fee rate applicable to Frontier Portfolio was largely the result of fee rate increases at the Fund that had not been sought for the Frontier Portfolio. This was because, in view of the small size of the Frontier Portfolio and the fact that, at certain times, expenses of the Frontier Portfolio had been subsidized by the Manager, the Manager had determined not to recommend a fee rate increase for the Frontier Portfolio to match the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the directors did not place significant weight on these fee comparisons.

The Fund’s peer group consisted of 35 funds in the Lipper Small-Cap Growth Fund category having between $50 million and $1 billion of average net assets in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.950% was very close to both the average and the median for the peer group. The directors noted that the Fund’s fee rate schedule includes a breakpoint.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others. In considering the expense ratios of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Fund and other investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The Manager explained that the Fund has a relatively large number of small shareholder accounts and

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

a high volume of purchase and redemption activity, which tends to result in higher expenses because the cost of shareholder services for a small account is similar to that for a large account, and because each purchase or redemption of the Fund’s shares results in a charge to the Fund. The Manager added that, due to variables of this kind, it is difficult to compare SDC’s costs with the costs that the Fund (or the other investment companies in the Seligman Group of Funds for which SDC provides services) might incur if it (or they) were instead to engage a third-party shareholder service agent, although it believed that, on a complex-wide basis, a third-party shareholder service agent would be less expensive than SDC. The directors concluded that the extra cost of SDC was reasonable in light of the high quality of service it provided.

The directors noted that the Fund’s expense ratio was materially higher than the median for the peer group. The Manager explained that several factors contributed to the Fund’s relatively high expense ratio, including the Fund’s small size (approximately $109 million), the Fund’s relatively small average account size and the Fund’s relatively high volume of purchase and redemption activity. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s management fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Board of Directors

Robert B. Catell 2, 3	Leroy C. Richie 1, 3

• Chairman, Chief Executive Officer and Director,	• Chairman and Chief Executive Officer,
KeySpan Corporation	Q Standards Worldwide, Inc.
• Director, Kerr-McGee Corporation
John R. Galvin 1, 3
Robert L. Shafer 2, 3
• Dean Emeritus,
Fletcher School of Law and Diplomacy at Tufts	• Ambassador and Permanent Observer of the
University	Sovereign Military Order of Malta to the United
Nations
Alice S. Ilchman 2, 3
James N. Whitson 1, 3
• President Emerita, Sarah Lawrence College
• Director, Jeannette K. Watson Summer	• Retired Executive Vice President and Chief
Fellowship	Operating Officer, Sammons Enterprises, Inc.
• Trustee, Committee for Economic Development	• Director, CommScope, Inc.

Frank A. McPherson 2, 3	Brian T. Zino

• Retired Chairman of the Board and Chief	• Director and President,
Executive Officer, Kerr-McGee Corporation	J. & W. Seligman & Co. Incorporated
• Director, ConocoPhillips	• Chairman, Seligman Data Corp.
• Director, Integris Health	• Director, ICI Mutual Insurance Company
• Member of the Board of Governors,
Betsy S. Michel 1, 3	Investment Company Institute

• Trustee, The Geraldine R. Dodge Foundation
Member: 1 Audit Committee
William C. Morris	2 Director Nominating Committee
3 Board Operations Committee
• Chairman, J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.

Executive Officers

William C. Morris	Frederick J. Ruvkun

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Eleanor T.M. Hoagland	Frank J. Nasta

Vice President and Chief Compliance Officer	Secretary

Thomas G. Rose

Vice President

[This Page Intentionally Left Blank.]

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

2	Information for each new 12-month period ending June 30 will be available by no later than August 31 of that year.

EQF3 4/05

ITEM 2. CODE OF ETHICS.
               Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
               Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
               Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
               Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
               Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT
               COMPANIES.
               Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
               Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED
               PURCHASERS.
               Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a) (1)	Not applicable.

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 30, 2005

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 30, 2005

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.